(Multicurrency - Cross Border)

ISDA®

International Swaps and Derivatives Association, Inc.

SCHEDULE

to the

Master Agreement

dated as of June 30, 2006

between

BARCLAYS BANK PLC	and

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST (THE “SUPPLEMENTAL INTEREST TRUST”) WITH RESPECT TO SECURITIZED ASSET BACKED RECEIVABLE LLC TRUST 2006-CB5 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB5

_________________________________ ("Party A")		_______________________________________ ("Party B")

Part 1

Termination Provisions

(a)

"Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

(b)

"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)

Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B.

Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.

Section 5(a)(vii)(2) (Bankruptcy) will not apply to Party B.

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

(d)

Termination Events.  The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.

Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A but will only apply to Party B as a Burdened Party for purpose of this provision.

Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)

The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.

(f)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(g)

"Termination Currency" means United States Dollars.

(h)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)

Party A fails to comply with the Downgrade Provisions as set forth in Part 5(a).  For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(i).

(ii)

The Supplemental Interest Trust (as defined in the Pooling and Servicing Agreement, dated as of June 1, 2006 (the “Pooling and Servicing Agreement”), among C-BASS ABS, LLC, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and U.S. Bank National Association, as trustee (the "Trustee")) is terminated pursuant to the Pooling and Servicing Agreement and all rated Certificates have been paid in accordance with the terms of the Pooling and Servicing Agreement; provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.]

(iii)

 If any amendment and/or supplement to the Pooling and Servicing Agreement is made without the prior written consent of Party A, where such consent is required under the terms of the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (a) materially and adversely affect any of Party A’s rights or obligations under this Agreement; or (b) materially and adversely impact the ability of Party B to fully perform any of Party B’s obligations under this Agreement. In connection with such Additional Termination Event, Party B shall be the sole Affected Party.

(iv)

Notice of the requisite amount of the Servicer or an Affiliate of the Servicer’s intention to exercise its option to purchase the Mortgage Loans pursuant the Pooling and Servicing Agreement is given by the Trustee to Certificateholders pursuant to the Pooling and Servicing Agreement; provided, however, that notwithstanding the provisions of section 6(b)(iv) of this Agreement, either Party A or Party B may designate an Early Termination Date (such date shall not be prior to the final Distribution Date under the Pooling and Servicing Agreement) in respect of this Additional Termination Event.

(v)

If, upon the occurrence of a Swap Disclosure Event (as defined below) Barclays has not, within 10 Business Days after such Swap Disclosure Event complied with any of the provisions set forth in Part 5(l) below, then an Additional Termination Event shall have occurred with respect to Barclays and Barclays shall be the sole Affected Party with respect to such Additional Termination Event.

Part 2

Tax Representations.

(a)

Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(i)

Party A represents as follows:

(A)

With respect to payments made to Party A which are not effectively connected to the U.S.:  It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes

(B)

With respect to payments made to Party A which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

(ii)

Party B represents as follows:

(A)

With respect to payments made to Party B which are not effectively connected to the US: It is fully eligible for the benefits of the “Business Profits” , the “Interest” provision or the “Other Income” provision (if any) of the Double Tax Treaty between UK and the US with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the US.

(B)

Party B is a common law trust formed under the laws of the State of New York.

(C)

The beneficial owner of the payments made to it under this Agreement is either (i) a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes and an "Exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of United States Treasury Regulations, or (ii) a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (the "Regulations") for United States federal income tax purposes, and it is a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B

Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

Promptly upon reasonable demand by the other party.

(b) Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party B

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Concurrently with the execution and delivery of this Agreement.	Yes
Party A and Party B

Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, each Confirmation and each Credit Support Document (if any) signing on its behalf.

		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes
Party A	Opinions of counsel of Party A reasonably satisfactory to Party B.	Concurrently with the execution and delivery of the Confirmation.	No
Party B	Opinions of counsel of Party B reasonably satisfactory to Party A.	Concurrently with the execution and delivery of the Confirmation.	No
Party B	An executed copy of the Pooling and Servicing Agreement.	Within 30 days after the date of this Agreement.	No

Part 4.

Miscellaneous.

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

Addresses for notices to Party A under Sections 5 or 6 (other than notices under Section 5(a)(i)) shall be sent to:

Address:

5 The North Colonnade

Canary Wharf

London E14 4BB

Facsimile:

44(20) 777 36461

Phone:

44(20) 777 36810

All other notices to Party A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation of that Transaction or otherwise notified.

Party B:

Address:

U.S. Bank National Association, as Trustee on behalf of the Supplemental Interest Trust

60 Livingstone Avenue

St. Paul, MN 55107

Attention: Corporate Trust Structured Finance, Ref. C-BASS 2006-SC5

Phone:

(651) 495-3847

Facsimile:

(651) 495-8090

(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:  Not Applicable.

Party B appoints as its Process Agent:  Not Applicable.

(c)

Offices. With respect to Party A only, the provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its London and New York Offices.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A.

(f)

Credit Support Document. Details of any Credit Support Document with respect to Party A: the ISDA Credit Support Annex and supplementary “Paragraph 13 - Elections & Variables” in the form appended hereto shall constitute a “Credit Support Document” in relation to Party A with respect to all of the obligations of Party A and for all purposes of this Agreement dated as of a date even herewith.  Details of any Credit Support Document with respect to Party B: not applicable.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A:  Not Applicable, unless Party A has a person guarantee its payment obligations under this Agreement in order to remedy a Rating Event, in which event such person shall be a Credit Support Provider.

Credit Support Provider means in relation to Party B:  Not Applicable.

(h)

Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)

"Affiliate."  Each of Party A and Party B shall be deemed to have no Affiliates, including for purposes of Section 6(b)(ii).

(k)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph 1 and inserting “.” at the end of such provision, and (iii) deleting the final paragraph thereof.

(l)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)

Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(n)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

The parties shall endeavor to engage in good faith negotiations to replace any illegal, invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable term, provision, covenant or condition.

Part 5.

Other Provisions.

 (a)

Downgrade Provisions.

1. Ratings Downgrade Event. It shall be a “Ratings Downgrade Event” if at any time:

(i)

with respect to Moody’s, if Party A has only a long-term rating by Moody’s, Party A fails to have a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the “Long-Term Rating”) of at least “A1” by Moody’s (or has a Long-Term Rating of “A1” on negative credit watch by Moody’s) or, if Party A has both a Long Term Rating and a short-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the “Short-Term Rating”), it will be a Ratings Downgrade Event if at any time Party A fails to have a Long-Term Rating of at least “A2” by Moody’s and a short-term rating of at least “P-1” by Moody’s (and, in each case, such rating is not on negative credit watch by Moody’s)

 or

(ii)

with respect to S&P, Party A fails to have a Short-Term Rating of at least “A-1” by S&P or (ii) if Party A does not have a Short-Term Rating by S&P, Party A fails to have a Long-Term Rating of at least “A+” by S&P.

If a Ratings Downgrade Event occurs, then, within ten (10) Business Days following the Ratings Downgrade Event (unless, within ten (10) Business Days of such Ratings Event, each of Standard and Poor’s, a Division of McGraw-Hill Companies, Inc. (“S&P”), Fitch Ratings (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) (each a “Rating Agency”) has reconfirmed the rating of the Certificates which was in effect immediately prior to such Ratings Event), Party A shall, at its own expense, take one of the following four actions:

(a)  Replace Itself: Use its good faith efforts to find a party acceptable to Party B, which acceptance, subject to the Rating Agency Condition, shall not be unreasonably withheld, to whom all of Party A's interests and obligations under this Agreement shall be assigned at no cost to Party B, and following which Party A shall be released from all further obligations under this Agreement.

(b)  Obtain a Guaranty: Obtain a guaranty, subject to the Rating Agency Condition and at Party A’s expense of Party A’s obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance or

(c)  Post Collateral:  Post collateral, at Party A’s expense, pursuant to the Credit Support Annex dated as of a date even herewith and subject to the Rating Agency Condition.

(d)  Other Arrangement with Ratings Agency Approval:  Establish any other arrangement satisfactory to the applicable Rating Agency Condition (as such term is defined in the Pooling and Servicing Agreement)..

If Party A has failed to take one of the aforementioned actions within ten (10) Business Days of the Ratings Downgrade Event, then, at the option of Party B, such failure shall constitute an Additional Termination Event with Party A as the Affected Party.

For the avoidance of doubt, both parties agree that Party A shall only be required to post collateral pursuant to the terms of the CSA for the period (the “Collateral Requirement Period”) during which Party A’s Ratings Downgrade Event is continuing or until a replacement or guarantor, meeting the requirements set forth above, is in place.  Once the Collateral Requirement Period has ended, Counterparty’s Custodian shall return any such Eligible Collateral to Party A as soon as reasonably practicable and to the extent such Collateral has not already been applied in accordance with this Agreement, including the Credit Support Annex.

2.  S&P Substitution Event.  It shall also be a “S&P Substitution Event” if Party A has a Long-Term Rating of less than “BBB-” or a Short-Term Rating of less than “A-3,” if applicable, by S&P or both of Long-Term and Short-Term Ratings are withdrawn by S&P.  In either such case, Party A must within 10 days from such S&P Substitution Event, Party A, (while collateralizing any Exposure to Party B),  transfer this Agreement and any and all Transaction hereunder at Party A’s sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition.  Failure to comply with this provision shall be an Additional Termination Event with Party A as the sole Affected Party.

3.   Moody’s Guaranty or Substitution Event.  If Moody’s lowers Party A’s Long-Term Rating to or below “Baa1” or Party A’s Short-Term Rating to or below “P-3”, Party A shall take either of the actions specified under (a) or (b) directly below (while in the interim period before the completion of such action posting collateral, at Party A’s expense, under the Credit Support Annex dated as of a date even herewith):

(a)  Replace Itself: Use its good faith efforts to find a party acceptable to Party B, which acceptance, subject to the Rating Agency Condition, shall not be unreasonably withheld, to whom all of Party A's interests and obligations under this Agreement shall be assigned at no cost to Party B, and following which Party A shall be released from all further obligations under this Agreement or

(b)  Obtain a Guaranty: Obtain a guaranty, subject to the Rating Agency Condition and at Party A’s expense of Party A’s obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance.

“Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Rating Agencies then providing a rating of the Certificates and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

(b)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in section 1a(12) of the U.S. Commodity Exchange Act.

(vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii) Relationship between Party A and Party B. Subject as provided in Part 5(g), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

(2)

Non-Reliance. Party A is acting for its own account and, with respect to Party B, the Trustee is acting on behalf of the trust under the Pooling and Servicing Agreement.  Each party has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)

Section 1(c).  For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(e)

Transfer.  Neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer or assignment of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days’ prior written notice to Party B and the Trustee;  provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.  Notwithstanding the foregoing, no transfer (including, but not limited to transfers under Section 7 or otherwise) shall be made unless the transferring party obtains prior written confirmation from each of the Rating Agencies that, notwithstanding such transfer, the then-current ratings of the Certificates will not be reduced or withdrawn.

Except as specified otherwise in the documentation evidencing a transfer or assignment, a transfer or assignment of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(f)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely as trustee on behalf of the supplemental interest trust created pursuant to the Pooling and Servicing Agreement (the “Supplemental Interest Trust”), in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement

 (g)

Proceedings.   Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the Supplemental Interest Trust, the trust formed pursuant to the Pooling and Servicing Agreement, or Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following indefeasible payment in full of the Certificates.   Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(h)

Pooling and Servicing Agreement.

Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(i)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation).  The provisions for set-off set forth in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

 (j)

Regarding Party A.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any offering circular for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(j)

Amendments.  This Agreement will not be amended unless Party B shall have received prior written confirmation from each of the Rating Agencies that such amendment will not cause it to downgrade or withdraw its then-current ratings of any outstanding Certificates.

(k)

Gross-up.  The provisions of Section 2(d)(i)(4) and 2(d)(ii) of this Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

(l)

Regulation AB.

(i).

Party A agrees and acknowledges that each of Bond Securitization, L.L.C. , not in its individual capacity but solely as depositor (the “Depositor”), and Credit-Based Asset Servicing and Securitization LLC, not in its individual capacity but solely as sponsor (the “Sponsor”) may be required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii).

It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, Depositor or Sponsor requests from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor or Sponsor, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii).Upon the occurrence of a Swap Disclosure Event, Party A will, if such Swap Financial Disclosure is not reasonably publicly available on “EDGAR” or Party A’s internet home page, promptly upon reasonable written request and in any event no later than 10 Business Days following delivery of such written request, (and at its own expense), (a) provide to Depositor or Sponsor, as applicable, the Swap Financial Disclosure, or (b) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to Moody’s and S&P, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that satisfies the Rating Agency Condition and that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv). Party A and any guarantor agree that, in the event that Party A provides Swap Financial Disclosure to Depositor or Sponsor in accordance with Part (iii) above, or causes its affiliate to provide Swap Financial Disclosure to Depositor or Sponsor in accordance with Part (iii) above, Party A and any such guarantor will indemnify and hold harmless each of Depositor and Sponsor, its respective directors or officers and any person controlling Depositor or Sponsor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v). The Depositor and the Sponsor shall each be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Depositor’s and the Sponsor’s rights explicitly specified herein.

[Rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

BARCLAYS BANK PLC

By:/s/ Justin Wray

   Name:  Justin Wray

   Title:   Director

   Date:   June 30, 2006

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST (THE “SUPPLEMENTAL INTEREST TRUST”) WITH RESPECT TO SECURITIZED ASSET BACKED RECEIVABLE LLC TRUST 2006-CB5 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB5

By:/s/ S. Christopherson

   Name:  S. Christopherson

   Title:    Vice President

   Date:   June 30, 2006

ISDA Master Agreement Schedule Signature page